UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

EVO ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION DATED [__], 2022

EVO ACQUISITION CORP.
10 Stateline Road
Crystal Bay, Nevada 89402

          , 2022

Dear Stockholders:

On behalf of the board of directors (the “Board”) of Evo Acquisition Corp. (the “Company”), I invite you to attend a special meeting in lieu of our 2022 annual meeting of stockholders (the “Meeting”). The Meeting will be held at            Eastern Time on           , 2022. The Company will be holding the Meeting via live webcast. You will be able to attend the Meeting, vote and submit your questions online before the Meeting by visiting https://www.cstproxy.com/_________. The Notice of Meeting of Stockholders, the proxy statement and the proxy card that each accompany this letter are also available at https://www.cstproxy.com/_________.

As discussed in the enclosed proxy statement, the purpose of the Meeting is to consider and vote upon the following proposals:

(i)     Proposal 1 — A proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company would be required to consummate a business combination from February 8, 2023 to August 8, 2023, as well as to permit our Board, in its sole discretion, to elect to wind up our operations on an earlier date (the “Extension”) (such period, the “Extension Period” and such proposal, the “Charter Amendment Proposal”);

(ii)    Proposal 2 — A proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement, dated as of February 8, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), to extend the date by which the Company would be required to consummate a business combination from February 8, 2023 to August 8, 2023, or such earlier date as may be determined by our Board in its sole discretion, including, without limitation, upon the termination for any reason of the Business Combination Agreement with 20Cube Logistics Pte. Ltd. (the “Trust Amendment Proposal”);

(iii)   Proposal 3 — A proposal to ratify the selection by the audit committee of the Board of KPMG LLP (“KPMG”) to serve as our independent registered public accounting firm for the year ending December 31, 2022 (the “Auditor Ratification Proposal”);

(iv)   Proposal 4 — a proposal to re-elect each of Malcolm F. MacLean IV and Robert Valentine as Class I directors of the Board until the annual meeting of the Company to be held in 2025 or until their successors are appointed and qualified (the “Director Election Proposal”); and

(v)    Proposal 5 — A proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”).

Approval of both the Charter Amendment Proposal and Trust Amendment Proposal is a condition to the implementation of the Extension Period. The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve any of the other proposals.

Each of the proposals is more fully described in the accompanying proxy statement.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow us additional time to complete a business combination. On October 18, 2022, we entered into a definitive business combination agreement (the “Business Combination Agreement”) with 20Cube Logistics Pte. Ltd. (“20Cube”), a Singapore-based software-enabled international supply chain orchestrator, for a proposed business combination between Evo and 20Cube (the “Business Combination”). Pursuant to the Business Combination Agreement, the parent company of the combined company following the consummation of the Business Combination will be a new Singapore holding company to be called 20Cube Logistics Solutions Ltd. For additional information about the Business Combination, please see our Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on October 24, 2022. Our Board currently believes that there may not be sufficient time before February 8, 2023 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, it would be advisable to extend the date by which the Company has to consummate an initial business combination to the Extended Date in order for our stockholders to have the opportunity to participate in our future investment. In addition, the Board believes that should the Business Combination Agreement be terminated for any reason, it is advantageous for the Board to be able to determine, in its sole discretion, to determine to liquidate the Company at an earlier date.

Only holders of record of our common stock at the close of business on _______, 2022 are entitled to notice of the Meeting and to vote at the Meeting and any adjournments or postponements of the Meeting.

Our Board has approved the proposals, and recommends that stockholders vote in favor of each proposal. Approval of the Charter Amendment Proposal and the Trust Amendment Proposal requires the affirmative vote of holders of at least 65% of our outstanding shares of common stock entitled to vote thereon. Approval of the Director Election Proposal requires a plurality vote of the shares of common stock present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon. Approval of the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of holders of a majority of the votes cast by stockholders represented at the Meeting and entitled to vote thereon.

In connection with the Charter Amendment Proposal, holders (“public stockholders”) of the Company’s Class A common stock, $0.0001, par value per share (“public shares” or “Public Shares”), may elect to redeem their public shares (the “Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”), including interest not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, regardless of whether or how such public stockholders vote on the proposals at the Meeting; however redemption payments for Elections in connection with this Meeting will only be made if the Charter Amendment Proposal and the Trust Amendment Proposal receive the requisite stockholder approvals and we determine to implement the Charter Amendment and Trust Amendment.

You are not being asked to vote on any business combination at this time. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the Business Combination is submitted to stockholders for approval, subject to any limitations set forth in our charter. In addition, public stockholders who do not make the Election will be entitled to have their public shares redeemed for cash if the Company has not completed the Business Combination before the expiration of the Extension Period, subject to any limitations set forth in our charter.

If the Charter Amendment Proposal and Trust Amendment Proposal are approved and the Extension is implemented, then in accordance with the Company’s Trust Agreement, the Trust Account will not be liquidated (other than to effectuate the redemptions described above) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the expiration of the Extension Period.

To exercise your redemption rights, you must tender your shares to Continental, the Company’s transfer agent, at least two business days prior to the Meeting. You may tender your shares by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. The redemption rights include the requirement that a stockholder must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address in order to validly redeem its public shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of public shares delivers the certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically).

If the Charter Amendment and Trust Amendment are approved, the Board will have the flexibility to liquidate the Trust Account and dissolve in accordance with law and to redeem all public shares on a specified date following the filing of the Charter Amendment at any time before or after the current termination date, and prior to the end of the Extension Period.

The Company estimates that the per-share pro rata portion of the Trust Account will be approximately $           at the time of the Meeting. The closing price of the Company’s common stock on the Nasdaq Capital Market on           , 2022 was $          . Accordingly, if the market price were to remain the same until the date of the Meeting, exercising redemption rights would result in a public stockholder receiving $           more for each share than if such stockholder sold the shares in the open market. The Company cannot assure stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their public shares.

Notwithstanding stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendment or Trust Amendment at any time before the implementation thereof without any further action by our stockholders.

After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the proxy statement containing detailed information concerning the Meeting, the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal. Whether or not you plan to virtually participate in the Meeting, we urge you to read this material carefully and vote your shares.

Sincerely,

Richard Chisholm
Chief Executive Officer
, 2022

EVO ACQUISITION CORP.
10 Stateline Road
Crystal Bay, Nevada 89402

NOTICE OF SPECIAL MEETING IN LIEU OF 2022 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON           , 2022

          , 2022

To the Stockholders of Evo Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a special meeting in lieu of a 2022 annual meeting of stockholders (the “Meeting”) of Evo Acquisition Corp. (the “Company”), a Delaware corporation, will be held on           , 2022, at           Eastern Time. The Company will be holding the Meeting via live webcast. You will be able to attend the Meeting, vote and submit your questions online before the Meeting by visiting https://www.cstproxy.com/_________.

The purpose of the Meeting will be to consider and vote upon the following proposals:

(i)     Proposal 1 — A proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company would be required to consummate a business combination from February 8, 2023 to August 8, 2023, as well as to permit our Board, in its sole discretion, to elect to wind up our operations on an earlier date (the “Extension”) (such period, the “Extension Period” and such proposal, the “Charter Amendment Proposal”);

(ii)    Proposal 2 — A proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement, dated as of February 8, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), to extend the date by which the Company would be required to consummate a business combination from February 8, 2023 to August 8, 2023, or such earlier date as may be determined by our Board in its sole discretion, including, without limitation, upon the termination for any reason of the Business Combination Agreement with 20Cube Logistics Pte. Ltd. (the “Trust Amendment Proposal”);

(iii)   Proposal 3 — A proposal to ratify the selection by the audit committee of the Board of KPMG LLP (“KPMG”) to serve as our independent registered public accounting firm for the year ending December 31, 2022 (the “Auditor Ratification Proposal”);

(iv)   Proposal 4 — a proposal to re-elect each of Malcolm F. MacLean IV and Robert Valentine as Class I directors of the Board until the annual meeting of the Company to be held in 2025 or until their successors are appointed and qualified (the “Director Election Proposal”); and

(v)    Proposal 5 — A proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”).

The Board has fixed the close of business on _______, 2022 as the record date for the Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors

Sincerely,

Richard Chisholm
Chief Executive Officer

Dated:           , 2022

IMPORTANT

NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: WHETHER OR NOT YOU PLAN TO PARTICIPATE VIRTUALLY IN THE MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE PROPOSALS INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA OR SUBMIT YOUR PROXY THROUGH THE INTERNET AS PROMPTLY AS POSSIBLE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT https://www.cstproxy.com/_______. WE ARE FIRST MAILING THESE MATERIALS TO OUR STOCKHOLDERS ON OR ABOUT           , 2022.

EVO ACQUISITION CORP.
10 Stateline Road
Crystal Bay, Nevada 89402

i

EVO ACQUISITION CORP.

PROXY STATEMENT

FOR A SPECIAL MEETING IN LIEU OF 2022 ANNUAL MEETING OF STOCKHOLDERS
To be held at            Eastern Time on _______, 2022

The information provided in the Questions and Answers below are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

QUESTIONS AND ANSWERS

Why am I receiving this proxy statement?

This proxy statement of Evo Acquisition Corp. (the “Company”) and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the Meeting, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Meeting.

We are a blank check company incorporated in Delaware for the purpose of effecting a merger, capital stock exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (our “initial business combination”). Our sponsor is Evo Sponsor LLC, a Delaware limited liability company. On February 8, 2021, the Company consummated its initial public offering (the “IPO”), including a concurrent private placement (the “Private Placement”) of 4,250,100 private placement warrants (the “Private Placement Warrants”), from which it derived gross proceeds in the aggregate of $129,255,100. Prior to the Company’s IPO, the Sponsor purchased 2,875,000 shares of our Class B common stock, which are convertible into shares of our Class A common stock (the “Founder Shares”) for an aggregate purchase price of $25,000, or approximately $0.009 per Founder Share. In February 2021, we effected an approximately 0.087 for 1 stock dividend for each share of Class B common stock for each outstanding share of Class B common stock, resulting in our initial stockholders holding an aggregate of 3,125,125 shares of Class B common stock. All share and per-share amounts have been retroactively restated to reflect the stock dividend. Prior to the completion of the IPO, up to 407,625 shares were subject to forfeiture. At the closing of the IPO, the underwriters fully exercised their over-allotment option. Accordingly, following the completion of the IPO, no Founder Shares are currently subject to forfeiture. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of public shares if there is no qualifying business combination(s) consummated on or before a certain date. In our case, such certain date is February 8, 2023 (i.e., 24 months from the consummation of the IPO, or the “business combination period”). If both the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the business combination period will instead be extended to August 8, 2023 unless our Board elects to wind up our operations on any date following the Meeting. Our Board believes that it is in the best interests of the stockholders to both continue the Company’s existence until the expiration of the Extension Period (as defined below) but also to enable the Company to liquidate the Trust Account and dissolve in accordance with law and to redeem all public shares on a specified date prior to August 8, 2023 (including prior to the current termination date) if it determines such action is in the best interests of the stockholders. Therefore, the Board is submitting the proposals described in this proxy statement for the stockholders to vote upon.

Why does the Company need to hold an annual meeting?

The Meeting is also being held, in part, to satisfy the annual meeting requirement of Nasdaq Stock Market LLC (“Nasdaq”). Nasdaq Listing Rule 5620(a) requires that we hold an annual meeting of stockholders for the election of directors within 12 months after our fiscal year ended December 31, 2021.

In addition to sending our stockholders this Proxy Statement, we are also sending our Annual Report on Form 10-K for the year ended December 31, 2021.

What is being voted on?

You are being asked to vote on the following proposals:

(i)     Proposal 1 — A proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company would be required to consummate a business combination from February 8, 2023 to August 8, 2023, as well as to permit our Board, in its sole discretion, to elect to wind up our operations on an earlier date (the “Extension”) (such period, the “Extension Period” and such proposal, the “Charter Amendment Proposal”);

(ii)    Proposal 2 — A proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement, dated as of February 8, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), to extend the date by which the Company would be required to consummate a business combination from February 8, 2023 to August 8, 2023, or such earlier date as may be determined by our Board in its sole discretion, including, without limitation, upon the termination for any reason of the Business Combination Agreement with 20Cube Logistics Pte. Ltd. (the “Trust Amendment Proposal”);

(iii)   Proposal 3 — A proposal to ratify the selection by the audit committee of the Board of KPMG LLP (“KPMG”) to serve as our independent registered public accounting firm for the year ending December 31, 2022 (the “Auditor Ratification Proposal”);

(iv)   Proposal 4 — a proposal to re-elect each of Malcolm F. MacLean IV and Robert Valentine as Class I directors of the Board until the annual meeting of the Company to be held in 2025 or until their successors are appointed and qualified (the “Director Election Proposal”); and

(v)    Proposal 5 — A proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”).

What is the purpose of the Charter Amendment and Trust Amendment?

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow us additional time to complete a business combination. On October 18, 2022, we entered into a definitive business combination agreement (the “Business Combination Agreement”) with 20Cube Ltd. (“20Cube”), a Singapore-based software-enabled international supply chain orchestrator, for a proposed Business Combination between Evo and 20Cube (the “Business Combination”). Pursuant to the Business Combination Agreement, the parent company of the combined company following the consummation of the Business Combination will be a new Singapore holding company to be called 20Cube Logistics Solutions Ltd. For additional information about the Business Combination, please see the Current Report on Form 8-K filed by the Company with the SEC on October 24, 2022. Our Board currently believes that there may not be sufficient time before February 8, 2023 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, it would be advisable to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate an initial business combination to the Extended Date in order for our stockholders to have the opportunity to participate in our future investment. In addition, the Board believes that should the Business Combination Agreement be terminated for any reason, it is advantageous for the Board to be able to determine, in its sole discretion, to determine to liquidate the Company at an earlier date.

Approval of both the Charter Amendment Proposal and Trust Amendment Proposal is a condition to the implementation of the Extension Period.

Why is the Company proposing the Charter Amendment Proposal and Trust Amendment Proposal?

The Company’s IPO prospectus and charter provided that the Company initially has until February 8, 2023 (the date which is 24 months after the consummation of the IPO) to complete the initial business combination. If both the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the business combination period will be extended to August 8, 2023 (i.e., six months from the current termination date) and our Board, in its sole discretion, will have the ability to elect to wind up our operations on an earlier date.

The purpose of the Charter Amendment Proposal is to allow us additional time to complete the Business Combination. The Company believes that given its expenditure of time, effort and money on finding an initial business combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination.

Why should I vote “FOR” the Charter Amendment Proposal and Trust Amendment Proposal?

Our Board believes stockholders will benefit from the Company consummating the Business Combination and is proposing the Charter Amendment and Trust Amendment to extend the date by which the Company must complete the Business Combination to the expiration of the Extension Period. Our Board also believes that stockholders will benefit from enabling the Board to liquidate the Trust Account and dissolve in accordance with law and to redeem all public shares on a specified date following the filing of the amended charter and prior to the scheduled end of the Extension Period (including a date prior to the current termination date), after taking into account various factors, including, but not limited to, the prospect of consummating the Business Combination prior to the end of the Extension Period. Your vote in favor of the Charter Amendment Proposal and the Trust Amendment Proposal is required for the Company to implement the Charter Amendment and the Trust Amendment, respectively.

The Company’s existing charter provides that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem public shares if the Company does not complete its initial business combination before February 8, 2023, the Company will provide holders of its public shares (“public stockholders”) with the opportunity to redeem all or a portion of their public shares upon such approval (the election for such a redemption, the “Election”) at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. The Company believes that this charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination during the business combination period. If you do not elect to redeem your public shares, you will retain the right to vote on the Business Combination in the future and the right to redeem your public shares in connection with the Business Combination.

If the Charter Amendment and Trust Amendment are approved, the Board will have the flexibility to liquidate the Trust Account and dissolve in accordance with law and to redeem all public shares on a specified date following the filing of the Charter Amendment at any time before or after the current termination date, and prior to the end of the Extension Period.

If the Company liquidates, the Sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party for services rendered or products sold to us or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per Public Share or (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per Public Share is then held in the Trust Account due to reductions in the value of the trust assets, less taxes payable, except as to any claims by a third party or a prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

Our Board recommends that you vote in favor of the Charter Amendment Proposal and Trust Amendment Proposal but expresses no opinion as to whether you should redeem your public shares. Public stockholders may elect to redeem their public shares regardless of whether or how they vote on the proposals at the Meeting; however, redemption payments for Elections in connection with this Meeting will only be made if the Charter Amendment Proposal and the Trust Amendment Proposal receive the requisite stockholder approvals and we determine to implement the Charter Amendment and Trust Amendment.

Why should I vote “FOR” the Auditor Ratification Proposal?

KPMG has served as the Company’s independent registered public accounting firm since 2020. Our audit committee and Board believe that stability and continuity in the Company’s auditor is important as we continue to work to complete our Business Combination.

Our Board recommends that you vote in favor of the Auditor Ratification Proposal.

Why should I vote “FOR” the Director Election Proposal?

Messers. MacLean IV and Valentine have served on our Board since our IPO. Our Board believes that the stability and continuity on our Board is important as we continue to search for and complete the Business Combination.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

How do the Company insiders intend to vote their shares?

All of the Company’s directors and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the proposals.

Our initial stockholders (and their permitted transferees) have entered into a letter agreement with us pursuant to which they have agreed to vote any shares owned by them in favor of any proposed initial business combination and to waive their redemption rights with respect to their shares of common stock in connection with (i) the completion of our initial business combination or (ii) a stockholder vote to approve an amendment to our charter (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity. The initial stockholders are not entitled to redeem the Founder Shares.

On the record date, the initial stockholders beneficially owned and were entitled to vote 3,125,125 Founder Shares, which represents 20% of the Company’s issued and outstanding common stock.

In addition, the Sponsor or the Company’s or a potential target’s executive officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the Meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the Meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal and the Auditor Ratification Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal and the Auditor Ratification Proposal and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal and the Auditor Ratification Proposal. None of the Company’s Sponsor, directors, executive officers, advisors or their affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the proposals are in the best interests of the Company and its stockholders. The Board unanimously recommends that stockholders vote “FOR” the proposals.

What vote is required to adopt the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal and the Auditor Ratification Proposal?

Approval of each of the Charter Amendment Proposal and Trust Amendment Proposal will require the affirmative vote of holders of 65% of the Company’s outstanding common stock entitled to vote thereon.

Approval of the Director Election Proposal requires a plurality vote of the shares of common stock present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon.

Approval of the proposal to ratify the selection of KPMG as the Company’s independent registered public accounting firm requires the affirmative vote of a majority of the votes cast by stockholders represented at the Meeting and entitled to vote thereon.

When would the Board abandon the Charter Amendment and the Trust Amendment?

Our Board will abandon the Charter Amendment and the Trust Amendment if our stockholders do not approve the Charter Amendment Proposal and the Trust Amendment Proposal. Additionally, notwithstanding the approval of the Charter Amendment Proposal and the Trust Amendment Proposal by our stockholders, the Board may decide to abandon the Charter Amendment and the Trust Amendment at any time and for any reason prior to the filing of the Certificate of Amendment setting forth the Charter Amendment with the Secretary of State of the State of Delaware. If we abandon the Charter Amendment, public stockholders will not have their Public Shares redeemed in connection with the Meeting.

What happens if I sell my common stock or units of the Company before the Meeting?

The _______, 2022 record date is earlier than the date of the Meeting. If you transfer your public shares after the record date but before the Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Meeting. If you transfer your shares of common stock prior to the record date, you will have no right to vote those shares at the Meeting.

Will you seek any further extensions to liquidate the Trust Account?

Other than the Extension, until the expiration of the Extension Period as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate the Business Combination.

What happens if the Charter Amendment Proposal and Trust Amendment Proposal are not approved?

If the Charter Amendment Proposal and Trust Amendment Proposal are not approved, and we do not consummate the initial business combination by February 8, 2023, we will be required to dissolve and liquidate our Trust Account by returning the then-remaining funds in such account to the public stockholders. If we implement the Extension or liquidate after December 31, 2022, we may be subject to the Excise Tax as described in “Risk Factors — A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares in connection with an initial business combination or should we liquidate.”

The Company’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their Founder Shares. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event we wind up.

Additionally, redemption payments for Elections in connection with this Meeting will only be made if the Charter Amendment Proposal and the Trust Amendment Proposal receive the requisite stockholder approvals and we determine to implement the Charter Amendment and Trust Amendment.

If both the Charter Amendment Proposal and Trust Amendment Proposal are approved, what happens next?

Subject to the approval of the Charter Amendment Proposal and the Trust Amendment Proposal by the holders of 65% of the outstanding shares of the common stock entitled to vote thereon, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto, and the Trust Amendment in the form of Annex B hereto will become effective. Unless and until the Board determines to wind up the operations of the Company, the Company will remain a reporting company under the Exchange Act, and its units, common stock, and public warrants will remain publicly traded. Unless and until the Board determines to wind up the operations of the Company, the Company will then continue to work to consummate the Business Combination prior to the expiration of the Extension Period.

If the Charter Amendment and Trust Amendment are approved, the Board will have the flexibility to liquidate the Trust Account and dissolve in accordance with law and to redeem all public shares on a specified date following the filing of the Charter Amendment at any time before or after the current termination date, and prior to the end of the Extension Period.

If the Company liquidates, the Sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party for services rendered or products sold to us or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per Public Share or (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per Public Share is then held in the Trust Account due to reductions in the value of the trust assets, less taxes payable, except as to any claims by a third party or a prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

The Charter Amendment Proposal and the Trust Amendment Proposal must both be approved for the Extension Period to be implemented.

Would I still be able to exercise my redemption rights if I vote against the Charter Amendment Proposal and Trust Amendment Proposal?

Yes, assuming you are a stockholder as of the record date and continue to hold your shares at the time of your Election (and subsequent redemption payment). However, redemption payments for Elections in connection with this Meeting will only be made if the Charter Amendment Proposal and the Trust Amendment Proposal receive the requisite stockholder approvals and we determine to implement the Charter Amendment and Trust Amendment. If you do not redeem your public shares in connection with the Meeting, and you disagree with the Business Combination when it is proposed for a stockholder approval, you will retain your right to redeem your public shares upon consummation of the Business Combination, subject to any limitations set forth in the charter.

When and where is the Meeting?

The Meeting will be held at _______ Eastern Time, on _______, 2022, in virtual format. The Company’s stockholders may attend and vote at the Meeting by visiting https://www.cstproxy.com/_________ and entering the control number found on their proxy card. You may also attend the Meeting telephonically by dialing _______ (toll-free within the United States and Canada) or _______ (outside of the United States and Canada, standard rates apply). The passcode for telephone access is _______. You will not be able to attend the Meeting physically. The online meeting format for the Meeting will enable full and equal participation by all our stockholders from any place in the world at little to no cost.

How do I attend the virtual Meeting?

Registered stockholders received a proxy card from Continental. The proxy card contains instructions on how to attend the Meeting including the URL address, along with a control number that you will need for access. If you do not have your control number, contact Continental by phone at: (917) 262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual meeting starting on _______, 2022 at _______ Eastern Time (four (4) business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/_______enter your control number, name and email address. Once you pre-register you will be able to vote. At the start of the Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Meeting.

Beneficial holders, who own their shares through a bank or broker, will need to contact Continental to receive a control number. If you plan to vote at the Meeting, you will need to have a legal proxy from your bank or broker. If you would like to attend the Meeting and not vote, Continental will issue you a guest control number after you provide proof of beneficial ownership. Either way, you must contact Continental for specific instructions on how to receive the control number, by phone at: (917) 262-2373, or email at proxy@continentalstock.com. Please allow up to seventy-two (72) hours prior to the Meeting for processing your control number.

If you do not have internet capabilities, you can listen only to the meeting by _______ (toll-free), within the U.S. and Canada, or _______ (standard rates apply) outside the U.S. and Canada; when prompted enter the pin number _______. This is listen only; you will not be able to vote or enter questions during the Meeting.

How do I vote?

If you are a holder of record of Company common stock, you may vote virtually at the Meeting or by submitting a proxy for the Meeting. Whether or not you plan to attend the Meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by (i) completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope or (ii) voting online at https://www.cstproxy.com/_______. You may still attend the Meeting and vote virtually if you have already voted by proxy.

If your shares of Company common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the Meeting unless you first submit a legal proxy to Continental, as described above in “How do I attend the virtual Meeting?”

How do I change my vote?

If you are a holder of record of Company common stock, you can revoke your proxy at any time before the final vote at the Meeting by (i) delivering a later-dated, signed proxy card prior to the date of the Meeting, (ii) granting a subsequent proxy online or (iii) voting virtually at the Meeting. Attendance at the Meeting alone will not change your vote.

If your shares of Company common stock are held in “street name” by a broker or other agent and you wish to revoke your proxy, you should follow the instructions provided by your broker or agent.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Meeting, who will separately count “FOR” and “AGAINST” votes and abstentions for each proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Under the applicable rules, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, reverse stock splits, stockholder proposals, elections of directors (even if not contested), and executive compensation, including advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation. All of the proposals other than the Auditor Ratification Proposal are considered to be “non-routine” and brokers, banks or other nominees will not have discretionary voting power with respect to such proposals. Thus, your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares, and your broker can tell you how to provide these instructions.

The Auditor Ratification Proposal is considered to be “routine,” and accordingly, if you do not provide voting instructions, your broker, bank or other nominee may still vote the shares on such proposal.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date are represented virtually or by proxy at the Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the Meeting. Abstentions will be counted towards the quorum requirement. If there is no quorum, the chairman of the Meeting may adjourn the Meeting to another date.

Who can vote at the Meeting?

Only holders of record of the Company’s common stock at the close of business on _______, 2022 are entitled to have their vote counted at the Meeting and any adjournments or postponements thereof. On this record date, 12,500,500 shares of Class A common stock and 3,125,125 Founder Shares were outstanding and entitled to vote.

See above in “How do I vote?” for information on how to vote.

What interests do the Company’s directors and executive officers have in the approval of the proposals?

The Company’s directors and executive officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. See “The Meeting — Interests of our Sponsor, Directors and Officers.”

What happens to the Company’s warrants if the Charter Amendment Proposal and Trust Amendment Proposal are not approved?

If the Charter Amendment Proposal or Trust Amendment Proposal is not approved and we do not consummate the Business Combination by February 8, 2023, we will be required to dissolve and liquidate our Trust Account by returning the then-remaining funds in such account to the public stockholders and the Company’s public warrants and Private Placement Warrants will expire worthless.

What happens to the Company’s warrants if both the Charter Amendment Proposal and Trust Amendment Proposal are approved?

If both the Charter Amendment Proposal and Trust Amendment Proposal are approved, the Company will be able to continue its efforts to consummate the Business Combination until the expiration of the Extension Period and will retain the blank check company restrictions previously applicable to it, and the public warrants and Private Placement Warrants will remain outstanding in accordance with their terms.

How do I redeem my public shares?

If the Charter Amendment and the Trust Amendment are implemented, each public stockholder may seek to redeem all or a portion of his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve the Business Combination, or if the Company has not consummated the Business Combination by the expiration of the Extension Period.

To demand redemption, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern Time on _______, 2022. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Charter Amendment, Trust Amendment and Election.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Charter Amendment Proposal and Trust Amendment Proposal are approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m., Eastern Time, on _______, 2022, (a) submit a written request to Continental, the Company’s transfer agent (the “transfer agent”), at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: _______), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Charter Amendment Proposal and Trust Amendment Proposal.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Charter Amendment Proposal and Trust Amendment Proposal will not be redeemed for cash held in the trust account.

In the event that a public stockholder tenders its shares and decides prior to the vote at the Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Amendment Proposal and Trust Amendment Proposal are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment Proposal and Trust Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment Proposal and the Trust Amendment Proposal would receive payment of the redemption price for such shares soon after the implementation of the Charter Amendment and Trust Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If I am a public unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding public units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate (physically or electronically) for such units to Continental, our transfer agent, with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the delivery of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the units into public shares and public warrants. See “How do I redeem my public shares?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged [__] (“[Solicitor]”) to assist in the solicitation of proxies for the Meeting. The Company has agreed to pay [Solicitor]’s customary fees, plus disbursements, and indemnify [Solicitor] against certain damages, expenses, liabilities or claims relating to its services as the Company’s proxy solicitor. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate the Business Combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate the Business Combination.

Where do I find the voting results of the Meeting?

We will announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which the Company is required to file with the SEC within four (4) business days following the Meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact the Company’s proxy solicitor at:

[Solicitor]
[__]

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. Such statements include, but are not limited to, possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described under “Risk Factors” in this proxy statement and “Item 1A. Risk Factors” of our Annual Report on Form 10-K filed with the SEC on March 28, 2022 (the “Annual Report”) and in our other SEC filings. Except as expressly required by applicable securities law, we disclaim any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

RISK FACTORS

Investing in our securities involves risk. You should consider carefully all of the risks described below, together with the other factors discussed under “Item 1A. Risk Factors” of our Annual Report and in other reports we file with the SEC. Our business, financial condition or results of operations could also be materially and adversely affected by additional factors that apply to all companies generally, as well as other risks that are not currently known to us or that we currently view to be immaterial. In any such case, the trading price of our securities could decline and you may lose all or part of your original investment. While we attempt to mitigate known risks to the extent we believe to be practicable and reasonable, we can provide no assurance, and we make no representation, that our mitigation efforts will be successful. See “Cautionary Note Regarding Forward-Looking Statements.”

We may not be able to complete the initial business combination by the expiration of the Extension Period, even if the Charter Amendment Proposal and the Trust Amendment Proposal are approved by our stockholders, in which case, to the extent we do not obtain any further extension, we would cease all operations except for the purpose of winding up and we would redeem our public shares and liquidate.

We may not be able to complete the initial business combination by the expiration of the Extension Period, even if the Charter Amendment Proposal and the Trust Amendment Proposal are approved by our stockholders. Our ability to complete the initial business combination may be negatively impacted by general market conditions, volatility in the capital and debt markets and the other risks described herein, in our Annual Report and in other reports that we file with the SEC. If we have not completed the initial business combination within such time period, and we do not seek any further extension, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Additionally, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

Additionally, we are required to offer stockholders the opportunity to redeem shares in connection with the Charter Amendment Proposal and the Trust Amendment Proposal and, if needed, any additional extensions, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve an initial business combination. Even if the Charter Amendment Proposal and the Trust Amendment Proposal are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

Additional extensions past the Extension Period may be required, which may subject us and our stockholders to additional risks and contingencies that would make it more challenging for us to complete an initial business combination.

A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares in connection with an initial business combination or should we liquidate.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax (the “Excise Tax”) on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from whom shares are repurchased. The amount of the Excise Tax would generally be 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the Excise Tax. The U.S. Department of the Treasury (the “Treasury Department”) has been given authority to adopt regulations and to provide other guidance to carry out and prevent the abuse or avoidance of the Excise Tax. The IR Act applies only to repurchases that occur after December 31, 2022.

As described under the section below entitled “The Meeting — Redemption Rights”, if the deadline for us to complete an initial business combination (currently February 8, 2023) is extended, our public stockholders will have the right to require us to redeem their Public Shares. Any redemption or other repurchase that occurs after December 31, 2022, whether in connection with the Extension, an initial business combination, liquidation or otherwise may be subject to the Excise Tax. Whether and to what extent we would be subject to the Excise Tax in connection with an initial business combination would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the initial business combination, (ii) the structure of the initial business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the initial business combination (or otherwise issued not in connection with the initial business combination but issued within the same taxable year of the initial business combination) and (iv) the content of regulations and other guidance from the Treasury Department . In addition, because the Excise Tax would be payable by us, and not by the redeeming holder, the mechanics of any required payment of the Excise Tax will need to be determined. If the Extension is not completed by December 31, 2022, the Excise Tax may be payable on redemptions in connection with the Extension, which would reduce the cash available on hand to complete an initial business combination and our ability to complete an initial business combination.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial business combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and, potentially, non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and potentially other legal and regulatory requirements, and our consummation of an initial business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post- initial business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other items, to disclosures in SEC filings in connection with initial business combination transactions involving special purpose acquisition companies (“SPACs”) and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections in SEC filings in connection with proposed initial business combination transactions; the potential liability of certain participants in proposed initial business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. Certain of the procedures that we, a potential initial business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, as proposed or as adopted, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing an initial business combination, and may constrain the circumstances under which we could complete an initial business combination.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial business combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and, potentially, non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and potentially other legal and regulatory requirements, and our consummation of an initial business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post- initial business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other items, to disclosures in SEC filings in connection with initial business combination transactions involving SPACs and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections in SEC filings in connection with proposed initial business combination transactions; the potential liability of certain participants in proposed initial business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. Certain of the procedures that we, a potential initial business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, as proposed or as adopted, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing an initial business combination, and may constrain the circumstances under which we could complete an initial business combination.

The SEC has recently issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential initial business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial business combination and may constrain the circumstances under which we could complete an initial business combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued the SPAC Rule Proposals relating, among other items, to disclosures in initial business combination transactions between SPACS such as us and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed initial business combination transactions; the potential liability of certain participants in proposed initial business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted, and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a potential initial business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing an initial business combination, and may constrain the circumstances under which we could complete an initial business combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate the Company.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

Because the SPAC Rule Proposals have not yet been adopted, there is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that has not entered into a definitive agreement within 18 months after the effective date of the IPO Registration Statement or that does not complete its initial business combination within 24 months after the effective date of the IPO Registration Statement. We have not entered into a definitive initial business combination agreement within 18 months after the effective date of our Registration Statement and do not expect to complete our initial business combination within 24 months of such date. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate the Company.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may, at any time, instruct the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash until the earlier of the consummation of our initial business combination or our liquidation. As a result, following the liquidation of securities in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we expect that we will, on or prior to the 24-month anniversary of the effective date of the IPO Registration Statement, instruct Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of the consummation of our initial business combination or liquidation of the Company. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any. As a result, any decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

Were we considered to be a “foreign person,” we might not be able to complete an initial business combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or ultimately prohibited.

Certain federally licensed businesses in the United States, such as broadcasters and airlines, may be subject to rules or regulations that limit foreign ownership. In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Were we considered to be a “foreign person” under such rules and regulations, any proposed Business Combination between us and a U.S. business engaged in a regulated industry or which may affect national security could be subject to such foreign ownership restrictions and/or CFIUS review. The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within the scope of foreign ownership restrictions, we may be unable to consummate an initial business combination with such business. In addition, if our potential initial business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. Our Sponsor is a Delaware limited liability company, and is not controlled by a non-U.S. person. Mr. Michael Lerch, a U.S. citizen, is the sole managing member of our Sponsor, and as such has the authority to manage the business and affairs of the sponsor. Three members of the sponsor, who collectively hold an approximately 2.4% minority interest in the sponsor, are from Japan and one member, who owns an 0.8% minority interests in the sponsor is from the United Kingdom; they are not managing members and do not have any control over the sponsor. No non-U.S. person has a “substantial interest,” as defined by 31 CFR 800.244, in the sponsor, and the Company does not believe that the minority interests of the members noted above would constitute substantial ties with a non-U.S. person. However, if CFIUS has jurisdiction over our initial business combination, CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. If we were considered to be a “foreign person,” foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain opportunities that we believe would otherwise be beneficial to us and our stockholders. As a result, in such circumstances, the pool of potential targets with which we could complete the Business Combination could be limited and we may be adversely affected in terms of competing with other SPACs which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.00 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

BACKGROUND

We are a Delaware-incorporated blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

As of the record date, there are 12,500,500 shares of our Class A common stock and 3,125,125 shares of Class B common stock issued and outstanding. In addition, we issued (i) 6,250,250 public warrants, each exercisable to purchase one share of Class A common stock as part of our IPO and (ii) 4,250,100 Private Placement Warrants, each exercisable to purchase one share of Class A common stock as part of the Private Placement with the Sponsor that we consummated simultaneously with the consummation of our IPO. Each whole warrant entitles its holder to purchase one share of Class A common stock at an exercise price of $11.50 per share. The warrants will become exercisable commencing on the later of February 8, 2022 and 30 days after the completion of our initial business combination and expire five years after the completion of our initial business combination or earlier upon redemption or liquidation. Once the warrants become exercisable, the Company may redeem the outstanding warrants at a price of $0.01 per warrant, if the last sale price of the Company’s Class A common stock equals or exceeds $18.00 per share for any 20 trading days within a 30 trading day period ending on the third business day before the Company sends the notice of redemption to the warrant holders. The Private Placement Warrants, however, are non-redeemable so long as they are held by the Sponsor or its permitted transferees.

The Board currently believes that there may not be sufficient time before February 8, 2023 (i.e., 24 months from the consummation of the IPO) to complete the Business Combination. Accordingly, the Board believes that in order to be able to both consummate the Business Combination and allow for current holders of public shares to make the Election, we may need to implement the Charter Amendment and the Trust Amendment.

Approximately $_________ million in proceeds from our IPO, the simultaneous sale of warrants in the Private Placement, and interest income are being held in our Trust Account in the United States maintained by Continental, acting as trustee. The proceeds held in the Trust Account may only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the Trust Agreement, the trustee is not permitted to invest in other securities or assets. The Trust Account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of our initial business combination; (ii) the redemption of any public shares properly submitted in connection with a stockholder vote to amend our charter (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our Public Shares if we do not complete our initial business combination within 24 months from the closing of the IPO, subject to extension, or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity; or (iii) absent an initial business combination within 24 months from the closing of the IPO or during any extension period, our return of the funds held in the Trust Account to our public stockholders as part of our redemption of the public shares.

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of Founder Shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Meeting — Interests of our Sponsor, Directors and Officers.”

You are not being asked to vote on any business combination at this time.    If the Charter Amendment and Trust Amendment are implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will be entitled to vote on the Business Combination when it is submitted to stockholders and will retain the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the expiration of the Extension Period, subject to the terms of the charter.

THE MEETING

Date, Time and Place of the Meeting

The enclosed proxy is solicited by the Board in connection with the special meeting in lieu of a 2022 annual meeting to be held on             , 2022 at              Eastern Time for the purposes set forth in the accompanying Notice of Meeting. The Company will be holding the Meeting via live webcast. You will be able to attend the Meeting, vote and submit your questions online before the Meeting by visiting https://www.cstproxy.com/_________.

Purpose of the Meeting

At the Meeting, you will be asked to consider and vote upon the following matters:

(i)     Proposal 1 — A proposal to amend the Company’s charter to extend the date by which the Company would be required to consummate a business combination from February 8, 2023 to August 8, 2023, as well as to permit our Board, in its sole discretion, to elect to wind up our operations on an earlier date (the “Extension”) (such period, the “Extension Period” and such proposal, the “Charter Amendment Proposal”);

(ii)    Proposal 2 — A proposal to amend (the “Trust Amendment”) the Trust Agreement, to extend the date by which the Company would be required to consummate a business combination from February 8, 2023 to August 8, 2023, or such earlier date as may be determined by our Board in its sole discretion, including, without limitation, upon the termination for any reason of the Business Combination Agreement with 20Cube Logistics Pte. Ltd. (the “Trust Amendment Proposal”);

(iii)   Proposal 3 — A proposal to ratify the selection by the audit committee of the Board of KPMG LLP (“KPMG”) to serve as our independent registered public accounting firm for the year ending December 31, 2022 (the “Auditor Ratification Proposal”);

(iv)   Proposal 4 — a proposal to re-elect each of Malcolm F. MacLean IV and Robert Valentine as Class I directors of the Board until the annual meeting of the Company to be held in 2025 or until their successors are appointed and qualified (the “Director Election Proposal”); and

(v)    Proposal 5 — A proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”).

The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal and the Auditor Ratification Proposal.

The Charter Amendment Proposal and the Trust Amendment Proposal are essential to the overall implementation of the Board’s plan to extend the date by which the Company has to complete the Business Combination as well as to enable the Board to liquidate the Trust Account and dissolve in accordance with law and to redeem all public shares on a specified date following the filing of the charter amendment but prior to August 8, 2023 (including prior to the current termination date) if it determines such action is in the best interests of the stockholders.

You are not being asked to vote on any business combination at this time. If the Charter Amendment and Trust Amendment proposals are implemented and you do not elect to redeem your public shares now, you will retain the right to vote for the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or the Company has not consummated the business combination during the Extension Period, subject to the terms of the charter.

Public stockholders may elect to redeem their public shares for their pro rata portion of the funds available in the Trust Account in connection with the Charter Amendment Proposal regardless of whether or how such public stockholders vote with respect to the Charter Amendment Proposal. Additionally, redemption payments for Elections in connection with this Meeting will only be made if the Charter Amendment Proposal and the Trust Amendment Proposal receive the requisite stockholder approvals and we determine to implement the Charter Amendment and Trust Amendment. If the Charter Amendment Proposal and Trust Amendment Proposal are approved by the requisite vote of stockholders, the remaining public stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the Trust Account when the Business Combination is submitted to the stockholders. Furthermore, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, then in accordance with the terms of Trust Agreement, as amended, the Trust Account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the expiration of Extension Period.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of public shares delivers the certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically).

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the redemption, and the amount remaining in the Trust Account may be significantly reduced from the approximately $________ million that was in the Trust Account as of             ________, 2022.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by February 8, 2023, in accordance with our charter, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. The Company’s warrants will expire worthless.

The approval of the Charter Amendment Proposal and the Trust Amendment Proposal require the affirmative vote of the holders of at least 65% of the outstanding shares of the Company’s common stock entitled to vote thereon. Approval of the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of holders of a majority of the votes cast by stockholders represented via the remote platform or by proxy at the Meeting and entitled to vote thereon. Our Board will abandon and not implement the Charter Amendment Proposal or the Trust Amendment Proposal unless our stockholders approve both the Charter Amendment Proposal and the Trust Amendment Proposal. Notwithstanding stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendment or Trust Amendment at any time before the implementation thereof without any further action by our stockholders.

Only holders of record of our common stock at the close of business on _______, 2022 are entitled to notice of the Meeting and to vote at the Meeting and any adjournments or postponements of the Meeting.

After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on _______, 2022 and only stockholders of record at that time will be entitled to vote at the Meeting and any adjournments or postponements thereof.

If you are a holder of record of Company common stock, you can revoke your proxy at any time before the final vote at the Meeting by (i) delivering a later-dated, signed proxy card prior to the date of the Meeting, (ii) granting a subsequent proxy online or (iii) voting virtually at the Meeting. Attendance at the Meeting alone will not change your vote. If your shares of Company common stock are held in “street name” by a broker or other agent and you wish to revoke your proxy, you should follow the instructions provided by your broker or agent.

We intend to release this proxy statement and the enclosed proxy card to our stockholders on or about             , 2022.

Dissenters’ Right of Appraisal

Holders of shares of our common stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding shares of common stock entitled to vote at the Meeting is 12,500,500 public shares and 3,125,125 Founder Shares. Each share of common stock is entitled to one vote. The presence represented via the remote platform or by proxy at the Meeting of a majority of the number of outstanding shares of common stock, will constitute a quorum. There is no cumulative voting. Shares that abstain will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of shares of our common stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. We believe that each of the proposals other than the Auditor Ratification Proposal is a “non-routine” matter, and therefore, banks or brokerages cannot use discretionary authority to vote shares on such proposals if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted. In contrast, brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Meeting, your shares may be voted by your brokerage firm for the Auditor Ratification Proposal.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Meeting:

Proposal	Vote Required
Charter Amendment	At least sixty-five percent (65%) of outstanding shares of common stock entitled to vote thereon
Trust Amendment	At least sixty-five percent (65%) of outstanding shares of common stock entitled to vote thereon
Director Election	Plurality vote of the shares of common stock present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon.
Auditor Ratification	Majority of the outstanding shares represented via the remote platform or by proxy and entitled to vote thereon at the Meeting
Adjournment	Majority of the outstanding shares represented via the remote platform or by proxy and entitled to vote thereon at the Meeting

Abstentions will count as a vote against the first two proposals, but will not have an effect on the Director Election Proposal, Auditor Ratification Proposal or the Adjournment Proposal, assuming a quorum is present. The failure to vote on the Charter Amendment Proposal and the Trust Amendment Proposal will have the effect of a vote “AGAINST” each such proposal, but will have no effect on the Director Election Proposal, Auditor Ratification Proposal or the Adjournment Proposal, assuming a quorum is present.

The chairman of the meeting may adjourn the Meeting whether or not there is a quorum, to reconvene at the same or some other place and may adjourn the Meeting from time to time until a quorum shall be present.

Voting Procedures

Each share of our common stock that you own in your name entitles you to one vote on each of the proposals for the Meeting. Your proxy card shows the number of shares of our common stock that you own.

•        You can vote your shares in advance of the Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by our Board. Our Board recommends voting “FOR” the Charter Amendment Proposal, “FOR” the Trust Amendment Proposal, “FOR” the Auditor Ratification Proposal and “FOR” the Adjournment Proposal.

•        You can attend the Meeting and vote virtually even if you have previously voted by submitting a proxy. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must you first submit a legal proxy to Continental. Continental will then issue you a valid control number which will allow you to vote at the Meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your public shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to stockholders at the Meeting. You may contact [Solicitor], our proxy solicitor at:

[Solicitor]
[__]

In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. Some banks and brokers have customers who beneficially own public shares listed of record in the names of nominees and we intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations.

Delivery of Proxy Materials to Stockholders

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        if the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 10 Stateline Road, Crystal Bay, Nevada 89402

•        if a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things, the interests listed below:

•        the fact that the Sponsor and our directors and officers hold an aggregate of 3,125,125 Founder Shares and 4,250,100 Private Placement Warrants, all of which would expire worthless if an initial business combination is not consummated;

•        since February 2021, we have paid our sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support services. The sponsor consented to release us from the obligation to pay for these services effective at the end of February 2022;

•        the fact that, unless the Company consummates the initial business combination, the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by it on behalf of the Company (none of such expenses were incurred that had not been reimbursed as of September 30, 2022) to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account;

•        the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the Extension Period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

•        the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the meeting to vote on a proposed initial business combination and may even continue to serve following any potential initial business combination and receive compensation thereafter.

Redemption Rights

Pursuant to our current charter, our public stockholders will be provided with the opportunity to redeem their public shares upon the approval of the Charter Amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, divided by the number of then outstanding public shares. If your redemption request is properly made and the Charter Amendment is approved, these shares will cease to be outstanding and will represent only the right to receive such amount. For illustrative purposes, based on funds in the Trust Account of approximately $_______ million on _______, 2022, the estimated per share redemption price would have been approximately $_______. Public stockholders may elect to redeem their public shares regardless of whether or how they vote on the proposals at the Meeting, but redemption payments for Elections in connection with this Meeting will only be made if the Charter Amendment Proposal and the Trust Amendment Proposal receive the requisite stockholder approvals and we determine to implement the Charter Amendment and Trust Amendment.

In order to exercise your redemption rights, you must:

•        submit a request in writing prior to 5:00 p.m., Eastern Time on _______, 2022 (two (2) business days before the Meeting) that we redeem your public shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attn: Mark Zimkind

E-mail: mzimkind@continentalstock.com

and

•        deliver your public shares either physically or electronically through DTC to our transfer agent at least two (2) business days before the Meeting. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two (2) weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of public shares delivers the certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically). You may make such request by contacting our transfer agent at the email address or mailing address listed above.

Prior to exercising redemption rights, stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

If you exercise your redemption rights and the redemption is effectuated, your shares of our common stock will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate the initial business combination by February 8, 2023, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Our warrants to purchase common stock will expire worthless.

Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver to Continental written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance so that you may then exercise your redemption rights with respect to the public shares upon the separation of the units into public shares and public warrants.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions to Continental. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the units into public shares and public warrants. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

PROPOSAL 1: THE CHARTER AMENDMENT PROPOSAL

The proposed Charter Amendment would amend the Company’s charter to extend the date by which the Company would be required to consummate the Business Combination from February 8, 2023 to August 8, 2023, as well as to permit our Board, in its sole discretion, to elect to wind up our operations on an earlier date as determined by our Board and to be included in a public announcement. The complete text of the proposed amendment is attached to this proxy statement as Annex A. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

You are not being asked to vote on any business combination at this time. If the Charter Amendment and Trust Amendment are implemented and you do not elect to redeem your public shares now, you will retain the right to vote for the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or the Company has not consummated the Business Combination during the Extension Period, subject to the terms of the charter.

Reasons for the Proposed Charter Amendment

The Company is proposing to amend its charter to extend the date by which it would be required to consummate the Business Combination from February 8, 2023 to August 8, 2023, as well as to permit our Board, in its sole discretion, to elect to wind up our operations on an earlier date and liquidate the Trust Account following filing of the amended charter and prior to August 8, 2023 if it determines such action is in the best interests of stockholders. In electing to wind up at an earlier date, the Board may take into account various factors, including, but not limited to, the prospect of consummating the Business Combination prior to the end of the Extension Period.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow us additional time to complete a business combination. On October 18, 2022, we entered into the Business Combination Agreement with 20Cube, a Singapore-based software-enabled international supply chain orchestrator, for a proposed Business Combination between Evo and 20Cube. Pursuant to the Business Combination Agreement, the parent company of the combined company following the consummation of the Business Combination will be a new Singapore holding company to be called 20Cube Logistics Solutions Ltd. For additional information about the Business Combination, please see the Current Report on Form 8-K filed by the Company with the SEC on October 24, 2022. Our Board currently believes that there may not be sufficient time before February 8, 2023 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, it would be advisable to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate an initial business combination to the Extended Date in order for our stockholders to have the opportunity to participate in our future investment. In addition, the Board believes that should the Business Combination Agreement be terminated for any reason, it is advantageous for the Board to be able to determine, in its sole discretion, to determine to liquidate the Company at an earlier date.

If the Charter Amendment Is Approved

If both the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Charter Amendment in the form of Annex A hereto will, upon filing in Delaware, be effective and the Trust Account will not be liquidated except in connection with our completion of the initial business combination or in connection with our liquidation if we do not complete the initial business combination by the applicable termination date. The Company will then continue to attempt to consummate the Business Combination until the applicable Extension Period or until the Company’s Board determines in its sole discretion that it will not be able to consummate the Business Combination before the expiration of the Extension Period and does not wish to continue operations until such expiration.

If the Charter Amendment and Trust Amendment are approved, the Board will have the flexibility to liquidate the Trust Account and dissolve in accordance with law and to redeem all public shares on a specified date following the filing of the Charter Amendment at any time before or after the current termination date, and prior to the end of the Extension Period.

If the Charter Amendment Is Not Approved

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we have not consummated the initial business combination by February 8, 2023, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up. We do not believe it is likely that, if the Charter Amendment Proposal and the Trust Amendment Proposal are not approved, that we will be able to consummate the Business Combination by February 8, 2023.

If the Company liquidates, the Sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party for services rendered or products sold to us or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per Public Share or (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per Public Share is then held in the Trust Account due to reductions in the value of the trust assets, less taxes payable, except as to any claims by a third party or a prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

Our initial stockholders (and their permitted transferees) have entered into a letter agreement with us pursuant to which they have agreed to waive their redemption rights with respect to their shares of common stock in connection with a stockholder vote to approve an amendment to our charter such as the Charter Amendment. On the record date, the initial stockholders beneficially owned and were entitled to vote 3,125,125 Founder Shares, which represents 20% of the Company’s issued and outstanding common stock.

In connection with the Charter Amendment Proposal, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal or the Trust Amendment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. However, redemption payments for Elections in connection with this Meeting will only be made if the Charter Amendment Proposal and the Trust Amendment Proposal receive the requisite stockholder approvals and we determine to implement the Charter Amendment and Trust Amendment. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our charter, as amended by the Charter Amendment (as long as their election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought). Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $_______ of marketable securities as of _______, 2022. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the expiration of the Extension Period or our earlier liquidation.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Meeting (or _______, 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the DTC’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. The redemption rights include the requirement that a stockholder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address in order to validly redeem its public shares.

As of _______, 2022, there was approximately $_______ million of marketable securities in the Trust Account. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Company extends the business combination period to August 8, 2023 (or such earlier date as may be determined by our Board in its sole discretion, including, without limitation, upon the termination for any reason of the Business Combination Agreement with 20Cube), the redemption price per share at the meeting for the Business Combination or the Company’s subsequent liquidation may be a different amount in comparison to the current redemption price of approximately $_______ per share under the terms of our current charter and Trust Agreement.

Our Board will abandon and not implement the Charter Amendment Proposal unless our stockholders approve both the Charter Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will be implemented. Notwithstanding stockholder approval of the Charter Amendment and Trust Amendment, our Board will retain the right to abandon and not implement the Charter Amendment and Trust Amendment at any time before the implementation thereof without any further action by our stockholders.

Vote Required for Approval

The affirmative vote of holders of at least 65% of the outstanding shares of our common stock entitled to vote thereon is required to approve the Charter Amendment. Abstentions or the failure to vote on the Charter Amendment will have the same effect as a vote “AGAINST” the Charter Amendment.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE CHARTER AMENDMENT.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR

STOCKHOLDERS EXERCISING

REDEMPTION RIGHTS

The following discussion is a summary of certain United States federal income tax considerations for holders of our shares with respect to the exercise of redemption rights in connection with the approval of the Extension in connection with the Charter Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. This summary does not discuss all aspects of United States federal income taxation that may be relevant to particular investors in light of their individual circumstances, such as investors subject to special tax rules including:

•        financial institutions or financial services entities;

•        broker-dealers;

•        taxpayers that are subject to the mark-to-market tax accounting rules;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        insurance companies;

•        regulated investment companies;

•        real estate investment trusts;

•        persons liable for alternative minimum tax;

•        expatriates or former long-term residents of the United States;

•        persons that actually or constructively own five percent or more of our voting shares;

•        persons that acquired our securities pursuant to an exercise of employee share options, in connection

•        with employee share incentive plans or otherwise as compensation;

•        persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other

•        integrated or similar transaction;

•        U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

•        controlled foreign corporations; or

•        passive foreign investment companies.

In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our shares as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our shares, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our shares, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

We have not sought, and will not seek, a ruling from the IRS as to any United States federal income tax consequence described herein. The IRS may disagree with the tax consequences described herein, and no assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described herein. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

WE URGE HOLDERS OF OUR SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of our shares that elect to have their shares of the Company redeemed for cash pursuant to the Election (a “Redeeming U.S. Holder”). For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its shares of the Company and is:

•        an individual who is a United States citizen or resident of the United States as determined for United States federal income tax purposes;

•        a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•        a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

U.S. Federal Income Tax Treatment of Non-Electing U.S. Holders

A U.S. Holder who does not make the Election (including any U.S. Holder who votes in favor of the Charter Amendment Proposal) will continue to own his shares and warrants, and will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Charter Amendment Proposal.

U.S. Federal Income Tax Treatment of Electing U.S. Holders

A Redeeming U.S. Holder will generally be considered to have sold or exchanged its shares in a taxable transaction and recognize capital gain or loss equal to the difference between the amount realized on the redemption and such stockholder’s adjusted basis in the shares exchanged if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated (and in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our warrants). If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). U.S. Holders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Cash received upon redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also shares underlying rights to acquire our shares (including for these purposes our warrants) and, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of the Company is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of the Company entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of the Company. The IRS has ruled that any reduction in a stockholder’s proportionate interest is a “meaningful reduction” if the stockholder’s relative interest in the corporation is minimal and the stockholder does not have meaningful control over the corporation.

If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as distribution in respect of such shares for U.S. federal income (a “Distribution”). A Distribution will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for purposes of the dividends-received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the stockholder’s “holding period.” Any Distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the shares.

As these rules are complex, U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our shares that elect to have their shares of the Company redeemed for cash pursuant to the Election (“Redeeming Non-U.S. Holders”). For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its shares of the Company and is not a U.S. Holder.

Any Redeeming Non-U.S. Holder will not be subject to U.S. federal income tax on any capital gain recognized as a result of the exchange unless:

•        such Redeeming Non-U.S. Holder is an individual who is present in the United States for 183 days or more during the taxable year in which the redemption takes place and certain other conditions are met;

•        such Redeeming Non-U.S. Holder is engaged in a trade or business within the United States and any gain recognized in the exchange is treated as effectively connected with such trade or business (and, if an income tax treaty applies, the gain is attributable to a permanent establishment maintained by such holder in the United States), in which case the Redeeming Non-U.S. Holder will generally be subject to the same treatment as a Redeeming U.S. Holder with respect to the exchange, and a corporate Redeeming Non-U.S. Holder may be subject to an additional branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty); or

•        the Company is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our shares.

Unless an applicable treaty provides otherwise, gain described in the second bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Redeeming Non-U.S. Holder were a U.S. Holder. Any gains described in the first bullet point above of a Redeeming Non-U.S. Holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” at a rate of 30% (or a lower applicable treaty rate). If the second bullet point applies to a Redeeming Non-U.S. Holder, such Redeeming Non-U.S. Holder will be subject to U.S. tax on such Non-U.S. Holder’s net capital gain for such year (including any gain realized in connection with the redemption) at a rate of 30%. Note that a non-U.S. individual physically present in the U.S. for 183 days or more during a taxable year generally satisfies the substantial presence test, is taxable as a U.S. resident, and therefore is a U.S. Holder. If a non-U.S. individual has a special visa status, he or she may be a Non-U.S. Holder despite being physically present in the U.S. for 183 days or more.

If the third bullet point above applies to a Redeeming Non-U.S. Holder, gain recognized by such Redeeming Non-U.S. Holder on the deemed sale will be subject to tax at generally applicable U.S. federal income tax rates. In addition, the Company may be required to withhold U.S. federal income tax at a rate of 15% of the amount realized upon such disposition. The Company believes that it is not and has not been at any time since our formation a United States real property holding corporation.

If a redemption of a Redeeming Non-U.S. Holder’s shares is treated as a Distribution, as discussed above under the section entitled “— U.S. Federal Income Tax Treatment of Electing U.S. Holders” to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), such Distribution will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Redeeming Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any portion of a Distribution not constituting a dividend will be treated first as reducing (but not below zero) the Redeeming Non-U.S. Holder’s adjusted tax basis in its shares of Company stock and, to the extent such distribution exceeds the Redeeming Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Company common stock, which will be treated as described in above.

Information Reporting and Backup Withholding for U.S. and Non-U.S. Holders

Dividend payments with respect to our ordinary shares and proceeds from the sale, exchange or redemption of our ordinary shares may be subject to information reporting to the IRS and possible United States backup withholding. However, backup withholding will not apply to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status. A Non-U.S. Holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption. Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a holder’s United States federal income tax liability, and a holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

The Company will not pay any additional amounts to redeeming holders in respect of any amounts withheld in connection with a redemption of our shares. Under certain circumstances, a holder might be eligible for refunds or credits of such taxes.

As previously noted above, the foregoing discussion of certain U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with any redemption of your public shares.

PROPOSAL 2: THE TRUST AMENDMENT PROPOSAL

The proposed Trust Amendment would amend the Trust Agreement to allow the Company to extend the date by which the Company would be required to consummate a business combination from February 8, 2023 to August 8, 2023, or such earlier date as may be determined by our Board in its sole discretion, including, without limitation, upon the termination for any reason of the Business Combination Agreement with 20Cube. A copy of the proposed Trust Amendment is attached to this proxy statement as Annex B. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

You are not being asked to vote on any business combination at this time. If the Trust Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a proposed business combination if and when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or the Company has not consummated the business combination before the expiration of the Extension Period, subject to the terms of the charter.

Reasons for the Trust Amendment

The purpose of the Trust Amendment is to allow the Company to extend the date by which the Company would be required to consummate a business combination from February 8, 2023 to August 8, 2023, or such earlier date as may be determined by our Board in its sole discretion, including, without limitation, upon the termination for any reason of the Business Combination Agreement with 20Cube. The Trust Amendment parallels the proposed Charter Amendment.

The Company’s current Trust Agreement provides that the Company has until 24 months after the closing of the IPO, and such later day as may be approved by the Company’s stockholders in accordance with the Company’s charter to terminate the Trust Agreement and liquidate the Trust Account.

If the Trust Amendment Is Approved

If both the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of the Business Combination or in connection with our liquidation if we do not complete the Business Combination by the applicable termination date. The Company will then continue to attempt to consummate the Business Combination until the applicable Extension Period or until the Company’s Board determines in its sole discretion that it will not be able to consummate the initial business combination by the applicable Extension Period and does not wish to continue operations until such expiration.

If the Trust Amendment Is Not Approved

If the Trust Amendment is not approved and we do not consummate the initial business combination by February 8, 2023, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our Board will abandon and not implement the Trust Amendment Proposal unless our stockholders approve both the Charter Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will be implemented. Notwithstanding stockholder approval of the Charter Amendment and Trust Amendment, our Board will retain the right to abandon and not implement the Charter Amendment and Trust Amendment at any time before the implementation thereof without any further action by our stockholders.

Vote Required for Approval

The affirmative vote of holders of at least 65% of the outstanding shares of our common stock entitled to vote thereon is required to approve the Trust Amendment. Abstentions or the failure to vote on the Trust Amendment will have the same effect as a vote “AGAINST” the Trust Amendment.

Public stockholders may elect to redeem their public shares regardless of whether or how they vote on the Trust Amendment Proposal at the Meeting; however, redemption payments for Elections in connection with this Meeting will only be made if the Charter Amendment Proposal and the Trust Amendment Proposal receive the requisite stockholder approvals and we determine to implement the Charter Amendment and Trust Amendment.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

PROPOSAL 3: THE AUDITOR RATIFICATION PROPOSAL

We are asking the stockholders to ratify the audit committee’s selection of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2022. KPMG has audited our financial statements for the fiscal years ended December 31, 2020 and 2021. A representative of KPMG is not expected to be present at the Meeting; however, if a representative is present, they will not have the opportunity to make a statement if they desire to do so and are not expected to be available to respond to questions. The following is a summary of fees paid or to be paid to KPMG for services rendered.

Audit Fees.    Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by KPMG in connection with regulatory filings. The aggregate fees billed by KPMG for professional services rendered for the audit of our annual financial statements, and other required filings with the SEC for the year ended December 31, 2021 and for the period from November 20, 2020 (inception) through December 31, 2020 totaled $206,500 and $40,000, respectively. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees.    Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay KPMG for consultations concerning financial accounting and reporting standards for the year ended December 31, 2021 or for the period from November 20, 2020 (inception) through December 31, 2020.

Tax Fees.    We did not pay KPMG for tax planning and tax advice for the year ended December 31, 2021 or for the period from November 20, 2020 (inception) through December 31, 2020.

All Other Fees.    We did not pay KPMG for other services for the year ended December 31, 2021 or for the period from November 20, 2020 (inception) through December 31, 2020.

Our audit committee has determined that the services provided by KPMG are compatible with maintaining the independence of KPMG as our independent registered public accounting firm.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our Board. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Consequences if the Auditor Ratification Proposal is Not Approved

The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit committee is not bound by the outcome of this vote. However, if the stockholders do not ratify the selection of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2022, our audit committee may reconsider the selection of KPMG as our independent registered public accounting firm.

Vote Required for Approval

The ratification of the appointment of KPMG requires the vote of a majority of the votes cast by stockholders represented at the Meeting and entitled to vote thereon. All holders of the Company’s common stock are entitled to vote on this proposal. Abstentions will have no effect on this proposal. If you do not want the Auditor Ratification Proposal approved, you must vote “AGAINST” the Auditor Ratification Proposal. Broker non-votes will count as votes cast on the Auditor Ratification Proposal.

Recommendation of the Board

Our Board recommends a vote “FOR” the ratification of the selection of KPMG by the audit committee as the Company’s independent registered public accounting firm.

PROPOSAL 4: THE DIRECTOR ELECTION PROPOSAL

Our Board is divided into three classes, each of which will generally serve for a term of three years with only one class of directors being elected in each year. The term of office of the first class of directors, consisting of Messrs. Valentine and MacLean, will expire at this Meeting. The term of office of the second class of directors, consisting of Ms. Miyashita, Mr. Fushimi and Mr. Kashiwagi, will expire at the annual meeting of stockholders to be held in 2023. The term of office of the third class of directors, consisting of Messrs. Lerch and Chisholm will expire at the annual meeting of stockholders to be held in 2024.

At the Meeting, two Class I directors will be elected to the Board to serve for the ensuing three-year period or until a successor is elected and qualified or their earlier resignation or removal. The Board has nominated Messers. Valentine and MacLean for re-election as Class I directors. The biographies of Messers. Valentine and MacLean are set forth in our Annual Report under the section entitled “Directors, Executive Officers and Corporate Governance”.

Vote Required for Approval

The election of the foregoing director nominees requires a plurality vote of the shares of common stock present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Consequently, any shares not voted “FOR” a particular nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor.

Unless authority is withheld or the shares are subject to a broker non-vote, the proxies solicited by the Board will be voted “FOR” the election of the foregoing nominees. In case any director nominee becomes unavailable for election to the Board, an event that is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting in accordance with their judgment.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the election of each of the director nominees.

PROPOSAL 5: THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented at the Meeting in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of holders of a majority of the votes cast by stockholders represented at the Meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of [__], 2022 by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors; and

•        all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table is based on 12,500,500 public shares (shares of Class A common stock) and 3,125,125 Founder Shares (shares of Class B common stock) outstanding and does not reflect record or beneficial ownership of the Private Placement Warrants as these warrants are not exercisable within 60 days of ______, 2022.

Name and Address of Beneficial Owner(1)	Class A Common Stock		Class B Common Stock		Approximate
	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned(2)	Approximate Percentage of Class	Percentage of Outstanding Common Stock
Evo Sponsor LLC(2)	—	—	3,125,125	100%	20%
Michael Lerch(2)	—	—	3,125,125	100%	20%
Richard Chisholm(3)	—	—	—	—	—
Adrian Brindle(3)	—	—	—	—	—
Malcolm F. MacLean IV(3)	16,000	0.13%	—	—	.10%
Robert J. Valentine(3)	—	—	—	—	—
Kazuko Miyashita(3)	—	—	—	—	—
Takahiro Fushimi(3)	—	—	—	—	—
Shigeo Kashiwagi(3)	—	—	—	—	—
All executive officers and directors as a group (8 individuals)	16,000	0.13%	3,125,125	100%	20.1%
Saba Capital Management, L.P.(4)	701,460	5.6%			4.5%
Fort Baker Capital Management LP(5)	1,183,729	9.5%			7.6%

____________

*        less than 1%

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o Evo Acquisition Corp., 10 Stateline Road Crystal Bay, Nevada 89402.

(2)      Our sponsor is the record holder of such shares. Mr. Lerch, our Chairman, is the managing member of our sponsor. Consequently, Mr. Lerch may be deemed the beneficial owner of the shares held by our sponsor and have voting and dispositive control over such securities. Mr. Lerch disclaims beneficial ownership of any shares other than to the extent he may have a pecuniary interest therein, directly or indirectly.

(3)      Each of these individuals holds a direct or indirect interest in our sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(4)      According to a Schedule 13G filed with the SEC on January 13, 2022, Saba Capital Management, L.P., Saba Capital Management GP, LLC and Mr. Boaz R. Weinstein may be deemed beneficial owners of the shares listed, with shared voting and dispositive powers. The address of the principal business office of each such person is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(5)      According to a Schedule 13G filed with the SEC on February 14, 2022, Fort Baker Capital Management LP directly holds 1,183,729 Shares; Steven Patrick Pigott acts as Limited Partner/Chief Investment Officer for Fort Baker Capital Management LP; and Fort Baker Capital, LLC acts as General Partner for Fort Baker Capital Management LP. The address of the principal business office of each such person is 700 Larkspur Landing Circle, Suite 275 Larkspur, CA 94938.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

Our corporate website address is www.evospac.com. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal and the Auditor Ratification Proposal or the Adjournment Proposal, by contacting the Company’s proxy solicitor at the following address and telephone number:

[Solicitor]

[__]

You may also contact us at the following address or telephone number:

10 Stateline Road

Crystal Bay, Nevada 89402

In order to receive timely delivery of the documents in advance of the Meeting, you must make your request for information no later than             , 2022.

ANNEX A

PROPOSED CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

EVO ACQUISITION CORP.

Evo Acquisition Corp. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1. The text of Section 9.1(b) of Article IX of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:

“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 20, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes (less up to $100,000 interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its Business Combination by August 8, 2023 (or such earlier date as may be determined by the Board, in its sole discretion, and included in a public announcement) (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open (the “Deadline Date”) and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate (a) to modify the substance or timing of the Corporations’ obligation to provide for the redemption of the Offering Shares in connection with the Business Combination or to redeem 100% of such shares of the Corporation has not consummated the Business Combination by the Deadline Date or (b) with respect to any other material provisions relating to stockholders’ rights or pre-Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.””

2. The foregoing amendment to the Amended and Restated Certificate of Incorporation of the Corporation was duly adopted by the Board of Directors of the Corporation and by the requisite vote of the stockholders entitled to vote thereon in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Annex A-1

IN WITNESS WHEREOF, Evo Acquisition Corp. has caused this Certificate of Amendment to the Amended and Restated Certificate of Incorporation to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of this            day of            , 2022.

EVO ACQUISITION CORP.
BY:
NAME:	Adrian Brindle
TITLE:	Chief Financial Officer

Annex A-2

ANNEX B

PROPOSED AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment Agreement”), dated as of            , 2022, is made by and between Evo Acquisition Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York limited purpose trust company (the “Trustee”).

WHEREAS, the parties hereto are parties to that certain Investment Management Trust Agreement dated as of February 8, 2021 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account established for the benefit of the Company and the Public Stockholders under the circumstances described therein;

WHEREAS, Section 6(c) of the Trust Agreement provides that Section 1(i) of the Trust Agreement may only be changed, amended or modified with the affirmative vote of at least sixty five percent (65%) of the then outstanding shares of Common Stock and Class B common stock, voting together as a single class;

WHEREAS, pursuant to a special meeting of the stockholders of the Company held on the date hereof, at least sixty five percent (65%) of the then outstanding shares of Common Stock and Class B common stock, voting together as a single class, voted affirmatively to approve (i) this Amendment Agreement and (ii) a corresponding amendment to the Company’s amended and restated certificate of incorporation (the “Charter Amendment”); and

WHEREAS, each of the Company and the Trustee desires to amend the Trust Agreement as provided herein concurrently with the effectiveness of the Charter Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.    Definitions. Capitalized terms contained in this Amendment Agreement, but not specifically defined herein, shall have the meanings ascribed to such terms in the Trust Agreement.

2.    Amendments to the Trust Agreement.

(a)    Effective as of the execution hereof, Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i)    Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of a Termination Letter in a form substantially similar to the attached hereto as Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) August 8, 2023 (or such earlier date as may be determined by the Board, in its sole discretion, and included in a public announcement) and (2) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date; and provided, however, that in the event the Trustee

Annex B-1

receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the date specified in clause (y) of this Section 1(i), the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Stockholders.”

(b)    Effective as of the execution hereof, Exhibit B of the Trust Agreement is hereby amended and restated, in the form attached hereto, to implement a corresponding change to the foregoing amendment to Section 1(i) of the Trust Agreement.

3.    No Further Amendment. The parties hereto agree that except as provided in this Amendment Agreement, the Trust Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of the parties thereto in accordance with its terms. This Amendment Agreement forms an integral and inseparable part of the Trust Agreement. This Amendment Agreement is intended to be in full compliance with the requirements for an amendment to the Trust Agreement as required by Section 6(c) and Section 6(d) of the Trust Agreement, and any defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

4.    References.

(a)    All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment Agreement; and

(b)    All references to the “amended and restated certificate of incorporation” in the Trust Agreement shall mean the Company’s amended and restated certificate of incorporation as amended by the Charter Amendment.

5.    Governing Law. This Amendment Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

6.    Counterparts. This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Amendment Agreement by electronic transmission shall constitute valid and sufficient delivery thereof.

[Signature Page Follows]

Annex B-2

IN WITNESS WHEREOF, the parties have duly executed this Amendment Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee
By:
Name:
Title:
EVO ACQUISITION CORP.
By:
Name:
Title:

Annex B-3

EXHIBIT B
[Letterhead of Company]
[Insert date]

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf and Celeste Gonzalez

Re:        Trust Account — Termination Letter

Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between Evo Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of February 8, 2021 (as amended, the “Trust Agreement”), this is to advise you that the Company did not effect a Business Combination with a Target Business within the time frame specified in the Company’s amended and restated Certificate of Incorporation. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account and transfer the total proceeds into a segregated account held by you on behalf of the Beneficiaries to await distribution to the Public Stockholders. The Company has selected [______, 20___]1 as the effective date for the purpose of determining when the Public Stockholders will be entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Company’s Public Stockholders in accordance with the terms of the Trust Agreement and the amended and restated Certificate of Incorporation of the Company. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(i) of the Trust Agreement.

Very truly yours, Evo Acquisition Corp.
By:
Name:
Title:

____________

1        [__], 2023 or at a later date, if extended, unless an earlier date is determined by the Company’s Board of Directors.

Annex B-4

PRELIMINARY PROXY CARD — SUBJECT TO COMPLETION

EVO ACQUISITION CORP.
10 Stateline Road
Crystal Bay, Nevada 89402

SPECIAL MEETING OF STOCKHOLDERS
[__], 2022
YOUR VOTE IS IMPORTANT
FOLD AND DETATCH HERE

EVO ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING IN LIEU OF 2022 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON [__], 2022

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated [__], 2022, (the “Proxy Statement”) in connection with the special meeting in lieu of an annual meeting of stockholders of Evo Acquisition Corp. (the “Company”) and at any adjournments thereof (the “Meeting”) to be held at [__:__] a.m. Eastern time on [__], 2022 as a virtual meeting for the sole purpose of considering and voting upon the following proposals, and hereby appoints [Name of Executive] and [Name of Executive], and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2, PROPOSAL 3, PROPOSAL 4 AND PROPOSAL 5, CONSTITUTING THE CHARTER AMENDMENT PROPOSAL, THE TRUST AMENDMENT PROPOSAL, THE AUDITOR RATIFICATION PROPOSAL, THE DIRECTOR ELECTION PROPOSAL AND THE ADJOURNMENT PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)
Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Stockholders to be held on [__], 2022:

The notice of meeting, the accompanying Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 are available at https://www.cstproxy.com/_________.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL 1, PROPOSAL 2, PROPOSAL 3, PROPOSAL 4 AND PROPOSAL 5, IF PRESENTED.	Please mark ☒ votes as indicated in this example
Proposal 1 – Charter Amendment Proposal	FOR	AGAINST	ABSTAIN

A proposal to amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company would be required to consummate an initial business combination from February 8, 2023 to August 8, 2023, as well as to permit the Board, in its sole discretion, to elect to wind up our operations on an earlier date.

	☐	☐	☐
Proposal 2 – Trust Amendment Proposal	FOR	AGAINST	ABSTAIN

A proposal to amend the Company’s investment management trust agreement, dated as of February 8, 2021, by and between the Company and Continental Stock Transfer & Trust Company, to extend the date by which the Company would be required to consummate a business combination from February 8, 2023 to August 8, 2023, or such earlier date as may be determined by the Board, in its sole discretion, including, without limitation, upon the termination for any reason of the Business Combination Agreement with 20Cube.

	☐	☐	☐
Proposal 3 – Auditor Ratification Proposal	FOR	AGAINST	ABSTAIN

Ratification of the selection of KPMG LLP by the audit committee of the Company’s board of directors to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

	☐	☐	☐
Proposal 4 – Director Election Proposal	FOR	AGAINST	ABSTAIN
Re-elect Class I directors of the Board until the annual meeting of the Company to be held in 2025 or until their successors are appointed and qualified.	☐	☐	☐
a) Malcolm F. MacLean IV	☐	☐	☐
b) Robert Valentine
Proposal 5 – Adjournment Proposal	FOR	AGAINST	ABSTAIN

Adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1, Proposal 2, Proposal 3 or Proposal 4.

	☐	☐	☐

Date: _______________, 2022

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVESIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2, PROPOSAL 3, PROPOSAL 4 AND PROPOSAL 5. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.